                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 14A/A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant      |X| Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-12

                              SCANVEC-AMIABLE LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid:

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                [GRAPHIC OMITTED]
                                    SCANVEC
                                    AMIABLE
                                    --------

   Scanvec Amiable Ltd. Two International Plaza, Suite #625, Philadelphia, PA,
                 USA 19113, Tel: 610-521-6300 Fax: 610-521-0111
--------------------------------------------------------------------------------

                              Scanvec-Amiable Ltd.

                    NOTICE OF GENERAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 30, 2002


To the shareholders of
Scanvec-Amiable Ltd.:

         Notice is hereby given that a General Meeting of the Shareholders of Scanvec-Amiable Ltd. (formerly known as Scanvec Co (1990) Ltd. (the "Company")) will be held at the offices of The Ofer Brothers, 40 Einstein Street, 11th floor, Tel Aviv, Israel, on January 30, 2002 at 10 a.m. (local time) for the following purposes:

1.    To elect five (5) directors of the Company.
2. To ratify the appointment of Ernst & Young LLP as the independent accountants of the Company for the year ending December 31, 2001, and to approve the appointment of Ernst & Young LLP as independent accountants of the Company for the year ending December 31, 2002 and to authorize the Board of Directors to fix the remuneration of such auditors in accordance with the volume and nature of their services in accordance with Israeli law.
3. To receive Management's report on the business of the Company for the year ended December 31, 2000 and the Company's Consolidated Balance Sheet at December 31, 2000 and the Consolidated Statement of Income for the year then ended. No shareholder vote is required.
4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The meeting was originally scheduled to occur on December 31, 2001, but had to be postponed until January 30, 2002. The postponement was necessary because events outside of the Company's control prevented the Company from distributing this notice and the accompanying proxy statement to shareholders within the time prescribed by applicable law.

         Shareholders of record at the close of business on December 27, 2001 will be entitled to notice of, and to vote at, the meeting or any postponements or adjournments thereof. Shareholders who do not expect to attend the meeting in person are requested to mark, date, sign and mail the enclosed proxy as promptly as possible in the enclosed stamped envelope. A list of shareholders of the Company as of the close on business on December 27, 2001 will be available for inspection during normal business hours for ten days prior to the General Meeting at the Company's Tel Aviv, Israel office located at Atidim Industrial Park Building No. 1, Tel Aviv, 61581, Israel.


         Shareholders are urged to complete and return their proxies promptly in order to, among other things, insure action by a quorum and to avoid the expense of additional solicitation. If the accompanying proxy is properly executed and returned in time for voting, and a choice is specified, the shares represented thereby will be voted as indicated thereon. If no specification is made, the proxy will be voted in favor of each of the proposals described in this Proxy Statement. A person giving a proxy has the power to revoke it, at any time before the proxy is voted, by written notice to the Secretary of the Company or, for any shareholder who is present at the meeting, by withdrawing the proxy and voting in person.

                                       By Order of the Board of Directors,
                                       Scanvec - Amiable Ltd.

                                       Gerald J. Kochanski
                                       Vice President, CFO and Acting Secretary

Date:  January 4, 2002

                                 PROXY STATEMENT

                                ----------------

                             Scanvec - Amiable LTD.
                             Atidim Industrial Park
                                 Building No. 1
                                 Tel Aviv 61581
                                     Israel

                                ----------------

                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 30, 2002

         The enclosed proxy is being solicited by the board of directors (the "Board of Directors") of Scanvec - Amiable Ltd. (the "Company") for use at the Company's General Meeting of the Shareholders (the "Meeting") to be held on January 30, 2002, or at any adjournment thereof. Upon the receipt of a properly executed proxy in the form enclosed, the persons named as proxies therein will vote the ordinary shares, par value New Israeli Shekel ("NIS") 1.00 each, of the Company (the "Ordinary Shares") covered thereby in accordance with the directions of the shareholders executing the proxy. In the absence of such instructions, the Ordinary Shares represented thereby will be voted in accordance with the recommendations of the Board of Directors.

         The Proxy solicited hereby may be revoked at any time prior to its exercise, by means of a written notice delivered to the Company, by substitution of a new proxy bearing a later date or by a request for the return of the proxy at the Meeting. The Company expects to solicit proxies principally by mail, but directors, officers and employees of the Company may solicit proxies personally or by telephone or facsimile without any additional compensation. The Company expects to mail this proxy statement and the enclosed form of proxy to shareholders on or about January 30, 2002.

         The Company will bear the cost of the preparation and mailing of its proxy materials and the solicitation of proxies. Copies of solicitation materials will be furnished to brokerage firms, nominees, fiduciaries and other custodians for forwarding to their principals, and the reasonable fees and expenses of such forwarding agents will be borne by the Company. Only holders of record of Ordinary Shares at the close of business December 27, 2001 are entitled to notice of, and to vote at, the Meeting. At December 27, 2001, 6,770,000 [PLEASE CONFIRM] Ordinary Shares were outstanding and entitled to vote (the "Outstanding Ordinary Shares"). Each Ordinary Share is entitled to one vote on each matter to be voted at the Meeting. The Company presently has no other class of stock outstanding and entitled to be voted at the Meeting.

         The Company's Articles of Association do not permit cumulative voting for the election of directors or for any other purpose. The holders of, in the aggregate, at least 33% of the Outstanding Ordinary Shares constitute a quorum for the Meeting. If a broker that is a record holder of Ordinary Shares does not return a signed proxy, the Ordinary Shares represented by such proxy will not be considered present at the Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of Ordinary Shares does return a signed proxy, but is not authorized to vote on one or more matters (each such matter, a "broker non-vote"), the Ordinary Shares represented by such proxy will be considered present at the Meeting for purposes of determining the presence of a quorum.

         Assuming a quorum is present, (i) directors of the Company will be elected by a plurality of the votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting, and
(ii) the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote at the Meeting will be required for the ratification of the appointment of the auditors for the current fiscal year. Abstentions and broker non-votes will have no effect on the outcome of these votes.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company's Articles of Association specify that the number of directors may be determined from time to time at the general meeting of the shareholders of the Company and shall not be less than two and not more than eight directors. The Company currently has eight directors. Gary Stock and Aliza Rotbard, who are the Company's Outside Directors, are currently serving as directors each with a 3 year term. Mr. Stock's term expires in July 2002 and Ms. Rotbard's term expires in August 2004.

         At the Meeting, five directors will be elected. The Board of Directors of the Company has nominated Benjamin Givli, Dr. Ramon Harel, Yoav Harel, Yoav Dopplet and Avi Levi for election as directors to serve for a period of one year and until their respective successors are duly elected and shall qualify or until the directors' earlier death, removal or resignation. All nominees have advised the Company that they will serve as directors if elected. In the absence of instructions to the contrary, the persons named in the enclosed proxy will vote the Ordinary Shares represented thereby "For" the election of the nominees listed below. If any of such nominees is unable to serve, the persons named in the proxy shall vote the Ordinary Shares for the election of such other nominees as the Board of Directors may propose.

The Board of Directors unanimously recommends a vote "FOR" each of the nominees named below.

         The following table provides certain relevant information concerning the nominees to the Board of Directors and the Outside Directors, including their principal occupation during at least the past five years.

                              Nominees for Election

Nominee                      Age                            Principal Occupation
-------                      ---                            --------------------
Benjamin Givli               81      Mr. Givli has served as the Chairman of the Company since June
                                     1998. Mr. Givli is currently serving as Chairman of OpusDent Ltd.
                                     (a subsidiary of Lumenis Ltd.). Mr. Givli was chairman of the board of directors of Laser Industries Ltd. from December 1989 until
                                     February 1998. He was Chief Executive Officer of Laser Industries
                                     Ltd. from September 1992 through March 1994 and from March 1995 to
                                     February 1998. From 1987 to 1989, Mr. Givli was the chairman of
                                     Israel Electric Corporation. From 1970 to 1987, he was Chairman of
                                     Koor Foods Ltd. and a member of the management of Koor Industries
                                     Ltd. From 1987 to February 1995, he was a director of Haifa
                                     Chemicals Ltd.

Dr. Ramon Harel (1)          72      Dr. Harel has served as the President and Chief Executive Officer of the Company since March 2000 and he has been a director of the
                                     Company since its inception in July 1990. He served as the Chairman of the Company from 1990 through 1998. He served as Chief Executive
                                     Officer of the Company from 1995 to 1997 and as Chief Financial
                                     Officer of the Company from inception to 1995. Dr. Harel was the
                                     Director General of Israel's Transport Ministry from 1969 to 1972 and served as Executive Vice President of the Israel Discount Bank
                                     from 1972 to 1975. From 1978 to 1983, Dr. Harel was the Director
                                     General of the Israel Airports Authority. Dr. Harel holds a Ph.D.
                                     in Economics from Harvard University.



Yoav Harel (1)               35      Mr. Harel has served as a director of the Company since June 1996.
                                     Since June 1999, Mr. Harel has been serving as the Chief Executive
                                     Officer of Info Gate Online Ltd.. Mr. Harel has served as President of ScanVec, Inc. from August 1997 through the end of 1998. From
                                     October 1995 to August 1997, Mr. Harel served as the Vice
                                     President, Sales and Marketing of the Company. From 1991 to 1995,
                                     Mr. Harel held several positions in the Company, including Regional
                                     Sales Manager for Eastern United States and Canada, Operations
                                     Manager, and Marketing and Sales Manager. From 1984 to 1991, Mr.
                                     Harel served in the Israel Defense Forces. Mr. Harel holds a B.A.
                                     degree in Computer Science and Business Management at the Open
                                     University of Israel.

Yoav Dopplet                 33      Mr. Dopplet currently serves as Executive Vice President of the
                                     Ofer Brothers High-tech group. Previously, he was the Vice
                                     President of Business Development of the technological division of the Ofer Brothers Group. Since 1996, Mr. Dopplet has held various positions in the Ofer Brothers Group such as Investment Manager and
                                     Assistant to the CFO. Mr. Dopplet served as a Director in several enterprises such as Tower Semiconductor Ltd., Israeli Military
                                     Industries Ltd. and Israel Chemicals R&D. Mr. Dopplet holds a BSc in industrial management from the Technion Institute of Technology and an MBA from Haifa University.

Avi Levi                     47      Mr. Levi has served as a director of the Company since August 1999.
                                     Mr. Levi has been President and Chief Executive Officer of Ofer
                                     Brothers Investments Ltd. since 1991 and has been Chief Financial
                                     Officer of the Ofer Brothers Group since 1982. He currently serves on the Boards of Directors of several companies, including Ofer
                                     Brothers Investments Ltd., Barak Cable Holdings Ltd., Misaf
                                     Herziliya Ltd., Ofer Hotels Ltd. and Ashkelon Marina Management
                                     (1992) Ltd. Mr. Levy holds a B.A. in Economics from Haifa
                                     University. He is a certified public accountant in Israel.

Continuing Outside
Directors                    Age    Principal Occupation
---------                    ---    --------------------
Gary Stock                   58      Mr. Stock has been an independent director of the Company since
                                     July 1996. Since 1986, he has been a business consultant and is the principal of Gary Stock Ltd. From 1978 to 1986, Mr. Stock served as the Chief Executive Officer of McIlwraith Davey Industries Ltd., a
                                     listed public company in Australia. Mr. Stock previously worked as a consultant at McKinsie & Co. Mr. Stock holds a B.A. in Economics from Monash University and an MBA from Melbourne University.

Aliza Rotbard                54      Ms. Rotbard has been an independent director of the Company since
                                     August 1998. Ms. Rotbard is the founder of DOORS Information
                                     Systems, Inc. and has been its Chief Executive Officer since its formation in the US in 1990. From 1985 to 1989, she was President
                                     and Chief Executive Officer of Quality Computers Ltd. From 1980 to
                                     1985, Ms. Rotbard served as Deputy General Manager, Computer
                                     Department and Operations, of the Tel-Aviv Stock Exchange. Ms.
                                     Rotbard holds a BSc. in mathematics and physics from Hebrew
                                     University, Jerusalem.

(1) Dr. Ramon Harel and Mr. Yoav Harel are father and son.

The election of the nominees to the Board of Directors requires the plurality of the votes of the Ordinary Shares represented at the Meeting.

General Information Concerning the Board of Directors and its Committees

         The Board of Directors of the Company met on six occasions in 2000. The Board of Directors has elected from its members an audit committee. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors held during the period for which he or she was a director and the meetings of the audit committee on which he or she served during 2000.

         Messrs. Jim Chang and Yuan Chang resigned from the Board of Directors effective November 13, 2001. Messrs. Jim Chang and Yuan Chang are brothers.

Audit Committee

         The audit committee is responsible for providing general oversight with respect to the accounting principles employed in the Company's financial reporting. The audit committee monitors the Company's financial reporting process and internal control system, reviews and appraises the audit efforts of the Company's independent accountants and provides an avenue of communication among the independent accountants, financial and senior management and the Board of Directors. The audit committee met once in 2000. In 2000, the audit committee was composed of Messrs. Avi Levi, Gary Stock and Jim Chang and Ms. Aliza Rotbard. The audit committee is currently composed of Messrs. Levi and Stock and Ms. Rotbard, each of whom is independent as such term is defined under the National Association of Securities Dealers' listing standards. The Company does not have a written charter for its audit committee.

                                 PROPOSAL NO. 2

           RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTS

         The Board of Directors has appointed the accounting firm of Ernst & Young LLP as the independent accountants of the Company for the year ending December 31, 2001. In addition, the Board of Directors recommends that the shareholders approve the appointment of Ernst & Young LLP as the independent accountants of the Company for the year ending December 31, 2002. The Board of Directors believes that the selection of Ernst & Young LLP as independent accountants is appropriate and in the best interests of the Company and its shareholders. Kost, Forer & Gabbay, a member of Ernst & Young International, performed the Company's yearly audit for the fiscal year ended December 31, 2000. Representatives of Ernst & Young are not expected to be present at the Meeting.

         Ratification of the appointment of Ernst & Young LLP for the year ending December 31, 2001 and the approval of the appointment of Ernst & Young LLP for the year ending December 31, 2002 requires the affirmative vote of a majority of the Ordinary Shares represented at the Meeting.

         The Board of Directors recommends that the shareholders vote "FOR" the ratification and approval of Ernst & Young LLP as the independent accountants of the Company.

                                   ITEM NO. 3

               MANAGEMENT'S' REPORT ON THE BUSINESS OF THE COMPANY
                      FOR THE YEAR ENDED DECEMBER 31, 2000

         The Company is required to present and discuss at the Meeting the management's report on the business of the Company for the year ended December 31, 2000 and the Company's Consolidated Balance Sheet at December 31, 2000 and the Consolidated Statement of Income for the year then ended.

No shareholder vote is required.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth, as of December 1, 2001, the number of Ordinary Shares beneficially owned by (i) each shareholder known to the Company to be the beneficial owner more than 5% of the Ordinary Shares, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this proxy statement, and
(iv) all directors and executive officers as a group.

                                                   Number of
                                                    Shares             Percent of
Name and Address                                    Owned              Shares (%)
----------------                                    -----              ----------
Jim Chang (1)(3)                                   1,171,000              17.3%
Dr. Ramon Harel (1)                                1,002,000              14.8%
Yuan Chang (1)(3)                                    585,500               8.6%
Yu-Chung Chu (1)                                     585,500               8.6%
Yozma Venture Capital Ltd. (2)(4)                  1,182,856              17.5%
 Benjamin Givli (2)(4)                               171,623               2.5%
Yoav Harel (2)                                         -0-                  *
Avi Levi (2)                                           -0-                  *
Yoav Dopplet (2)                                       -0-                  *
Garry Stock (2)                                        -0-                  *
Aliza Rotbard (2)                                      -0-                  *
Gerald J. Kochanski(1)                                 -0-                  *
All directors  and  executive  officers
as a group (eleven persons)                        2,356,479              34.8%

 *  Represents less than 1% of the outstanding Ordinary Shares.
(1) The address of such beneficial owner is c/o Scanvec-Amiable Ltd., Two International Plaza, Suite #625, Philadelphia, PA, 19113, USA.
(2) The address of such beneficial owner is c/o Scanvec-Amiable Ltd., Atidim Industrial Park Building No. 1, Tel Aviv, 61581, Israel.
(3) Messrs. Jim Chang and Yuan Chang are brothers.
(4) Yozma Venture Capital Ltd., Fertoza LLC (Whitehall Investment Co. and Abbey Investment Ltd., subsidiaries of Fertoza LLC, currently hold Fertoza's shares) and Messrs. Benjamin Givli and Yacha Sutton (together, the "Givli Group"), acquired their shares together from a former principal shareholder of the Company in June 1998. The members of the Givli Group have entered into an agreement that, among other things, provides that the parties will vote their Ordinary Shares together on all matters coming before the Company's shareholders.


                        Executive Officers of the Company

         The current executive officers of the Company are as follows:

Name                                    Age       Position
----                                    ---       --------
Dr. Ramon Harel                         72        President and Chief Executive Officer
Gerald J. Kochanski                     48        Chief Financial Officer, Vice President of Operations and
                                                     Acting Secretary

Dr. Ramon Harel. For Dr. Harel's background, see "Election of Directors."

Gerald J. Kochanski. Mr. Kochanski has served as the Chief Financial Officer of the Company since April 2000 and the Vice President of Operations of the Company since January 1999. He was the Chief Financial Officer of Marketing Technologies, Inc. from 1991 to 1998. From 1988 to 1991, Mr. Kochanski was the U.S. Corporate Controller of Gist-brocades Food Ingredients Inc. He is a Certified Public Accountant and holds a MBA with a Finance concentration and a B.S. in Accounting from LaSalle University in Philadelphia.

Executive Compensation
----------------------

         The following table sets forth information concerning compensation paid with respect to the chief executive officer and four other most highly compensated officers who were serving as such as of December 31, 2000, each of whose aggregate compensation for fiscal 2000 exceed $100,000, for services rendered in all capacities for us.


Summary Compensation Table
--------------------------

-------------------------------------------------------------------------
Name and
Principal Position               Year         Salary          Bonus
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Mr. Benjamin Givli               2000           $ 123,855        $     -
-------------------------------------------------------------------------
Chairman                         1999           $ 122,860        $     -
-------------------------------------------------------------------------
                                 1998           $  58,513
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Dr. Ramon Harel                  2000           $ 118,384        $      -
-------------------------------------------------------------------------
President/CEO                    1999           $       0        $      -
-------------------------------------------------------------------------
                                 1998           $ 127,839        $      -
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Mr. Efi Lebel (1)                2000           $ 180,400        $      -
-------------------------------------------------------------------------
President/CEO                    1999           $  49,630        $      -
-------------------------------------------------------------------------
                                 1998                  $0
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Mr. Jim Chang(1)                 2000           $ 143,544        $      -
-------------------------------------------------------------------------
President                        1999           $  85,225        $      -
-------------------------------------------------------------------------
                                 1998           $  81,596
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Mr. Yuan Chang(2)                2000           $ 114,423        $ 30,000
-------------------------------------------------------------------------
Vice President                   1999           $ 103,846        $      -
-------------------------------------------------------------------------
                                 1998           $  68,492
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Mr. Gerald Kochanski(2)          2000           $ 107,308        $ 20,000
-------------------------------------------------------------------------
Vice President/CFO               1999           $  96,654        $      -
-------------------------------------------------------------------------
                                 1998           $   8,308
-------------------------------------------------------------------------

(1) Messrs. Lebel and Chang were not employees as of December 31, 2000.
(2) Messrs. Yuan Chang and Kochanski received bonuses in 2000. The Company does not have a formal Bonus plan. Discretionary bonuses may be awarded by the CEO with Board approval for performance.

Remuneration of Directors

         In 2000 and 2001, non-employee directors, Benjamin Givli, Gary Stock and Aliza Rotbard, received a stipend of $1,000 per quarter and $290 for each board or committee meeting the director attends in person. In addition, the Company reimbursed non-employee directors for reasonable travel expenses for attending board or committee meetings.

Employment Agreement with Dr. Ramon Harel

         On September 5, 2000, Scanvec Amiable, Inc. ("Amiable"), a wholly-owned subsidiary of the Company, entered into an Employment Agreement with Dr. Ramon Harel. The agreement terminates on December 31, 2001 and was extended to be terminated on Dec 31, 2002. The term of the agreement specifies that Dr. Harel will be employed as the President and CEO of Amiable. Under the agreement, Dr. Harel is entitled to a base salary of $150,000 per year. The Board of Directors has the discretion to grant Dr. Harel a performance bonus in addition to his base salary. The contract is terminable by either Dr. Harel or Amiable for any reason upon 60 days' notice. However, if Amiable terminates Dr. Harel's employment with the Company without cause, it must pay him his regular salary during the 60 day notice period and in addition pay him severance equal to three months' salary. If the Company dismisses Dr. Harel for cause, it will not be obligated to pay him any severance. The contract also contains provisions relating to assignment of inventions, non-disclosure of proprietary information and non-competition and non-solicitation of customers for a period of 12 months following termination of his employment contract.

Employment Agreement with Gerald J. Kochanski

         On October 26, 1999, Amiable Technologies, Inc., the successor to Amiable, entered into an employment agreement with Gerald J. Kochanski for Mr. Kochanski to serve as the Vice President of Operations of Amiable Technologies. The term of the agreement commenced on September 1, 1999 and has no specified termination date. On April 1, 2000 the Company amended Mr. Kochanski's employment agreement for Mr. Kochanski to serve as the Chief Financial Officer and the Vice President of Operations of the Company. Under the agreement, Mr. Kochanski is entitled to a base salary of $110,000. The CEO has the discretion to grant Mr. Kochanski a performance bonus subject to the approval of the Board of Directors. The contract is terminable by either party upon 60 days' notice for any reason, but the Company must continue to pay him his regular salary during such 60 day period. However, if the Company terminates Mr. Kochanski's employment with the Company without notice, for cause, it will not be obligated to pay him his regular salary during such 60 day period nor any severance. The contract states that if Mr. Kochanski is forced to leave or changes his position in the Company due to change in control of the shareholders or restructuring of the Company, Mr. Kochanski will be entitled to receive three months of severance pay, in addition to his regular salary during the 60 day notice period. The contract also contains provisions relating to assignment of inventions, non-disclosure of proprietary information and non-competition and non-solicitation of customers for a period of 12 months following termination of his employment contract.

                                  Other Matters

         The Board of Directors is not aware of any other matters to be presented at the Meeting. If, however, any other matters should properly come before the Meeting or any adjournment thereof, the proxy confers discretionary authority with respect to acting thereon, and the persons named in the enclosed proxy will vote on such matters in accordance with their judgment.

             Section 16(a) Beneficial Ownership Reporting Compliance

         The Company's status as a foreign private issuer changed at December 31, 2000 to that of a domestic issuer that is subject to Section 16(a) of the Exchange Act. To date, none of the directors, officers or shareholders that beneficially own 10% or more of the Company's capital stock (including Messrs. Benjamin Givli, Yoav Harel, Avi Levi, Gary Stock, Jim Chang and Gerald J. Kochanski, Dr. Ramon Harel, Ms. Aliza Rotbard and Yozma Venture Capital Ltd.) have timely filed Forms 3 or 5.

               SHAREHOLDER PROPOSALS FOR THE 2002 GENERAL MEETING

         Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with regulations adopted by the SEC. To be considered for inclusion in the proxy statement and form of proxy relating to the 2002 general meeting, such proposals must be received by the Company no later than April 30, 2002. Such proposals must relate to matters appropriate for shareholder action and be consistent with regulations of the Securities and Exchange Commission and Israeli law. If the April 30, 2002 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2002 general meeting, although under Israeli law it will not be included in the proxy statement, if it is received less than twenty-one days before the meeting (not including delivery time). All proposals should be directed to the attention of the Secretary of the Company.

                          Annual Report on Form 10-KSB

         The Company has furnished without charge to each person whose proxy is being solicited, a copy of the Company's annual report on Form 10-KSB for the year ended December 31, 2000, including the financial statements, but excluding exhibits. Requests for additional copies of such report should be directed to the Company, Two International Plaza, Suite #625, Philadelphia, PA, USA 19113 attention: Gerald J. Kochanski.

                           Undertaking of the Company

         The Company undertakes to deliver to each beneficial owner of the Company's Ordinary Shares to whom this proxy statement is delivered, upon written or oral request, without charge, a copy of any and all documents referred to in this proxy statement that have been incorporated by reference and a copy of the proposed resolutions to be adopted at the Meeting. Delivery of such documents shall be made by first class mail or other equally prompt means within one business day of receipt of such request. All requests shall be directed to: Gerald J. Kochanski, telephone number: 610-521-6300 ext 109. Facsimile number: 610-521-0111.

         Shareholders are urged to complete and return their proxies promptly in order to, among other things, insure action by a quorum and to avoid the expense of additional solicitation. If the accompanying proxy is properly executed and returned in time for voting, and a choice is specified, the shares represented thereby will be voted as indicated thereon. If no specification is made, the proxy will be voted in favor of each of the proposals described in this Proxy Statement.





                                            By Order of the Board of Directors

                                            Benjamin Givli
                                            CHAIRMAN OF THE BOARD OF DIRECTORS


Tel Aviv, Israel
Date: January 4, 2002